Third Quarter 2007 Earnings Conference Call 23 Exhibit 99.3 (Filed herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with GAAP. Words such as “forecast,” “projection,” “outlook,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. 24

Third Quarter Overview +23% $435.7 $537.2 Income from Continuing Operations +28% $1.85 $2.37 Diluted EPS from Continuing Operations +5% $5,677 $5,985 Net Sales +6% $6,267 $6,634 Net Sales and Revenues Change Q3 2006 Q3 2007 (in millions of dollars except per share amounts) 25

Equipment operations net sales: Up 5% in the quarter compared to Q3 2006 Currency translation ~ +3 points Price realization ~ +2 points LESCO added ~ $125 million Third Quarter Overview Net Sales 26

Production Tonnage* Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) -18 +19 +10 +4 +2 -14 +15 +6 Q3 2007 -22 -23 U.S. and Canada C&F +63 +16 U.S. and Canada AG +9 +9 Outside U.S. and Canada -1 +2 Total U.S. and Canada +1 -1 Worldwide CCE -19 -17 Worldwide C&F +11 +14 Worldwide AG +2 +4 +19 +5 Total Worldwide FY 2007 Previous Forecast Fiscal 2007 Forecast Q4 2007 Forecast Q3 2007 Previous Forecast % Change * Percentage change from same period in previous year, excluding purchased product. 27

2007 Company Outlook Fourth Quarter 2007 Forecast Net Sales up ~ 16% vs. 4Q 2006 LESCO sales: ~ +5 points Currency translation: ~ +3 points Fiscal Year 2007 Forecast Net Sales up ~ 7% from FY 2006 Net price realization: ~ +2 points Currency translation: ~ +2 points Previous forecast Net Sales up ~ 6% Net Income ~ $1.70 billion Previous forecast ~ $1.55 billion Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) 28

Third Quarter Overview – Worldwide Agricultural Equipment Division +73% $249 $431 Operating Profit* +15% Production Tonnage +16% $2,899 $3,355 Net Sales Change Q3 2006 Q3 2007 (in millions of dollars) * Operating Profit impacted by: Higher sales and production volumes Improved price realization Partially offset by higher raw material costs and research and development expenses 29

U.S. Farm Cash Receipts Estimates $277.6 12.1 126.6 138.9 Previous 2008 $280.2 12.3 128.3 139.6 2008 Forecast $272.4 12.5 125.1 134.8 Previous 2007 $281.9 13.8 133.1 135.0 2007 Forecast $259.4 Total Cash Receipts 16.3 Government Payments 120.9 Livestock 122.2 Crops 2006 Forecast (in billions of dollars) Deere & Company Estimates as of 15 August 2007 (Previous Estimates as of 16 May 2007) 30

U.S. Commodity Price Estimates $.440 $6.85 $4.30 $3.55 Previous 2008/09 $.580 $7.65 $4.00 $3.25 2008/09 Forecast $.430 $6.40 $4.40 $3.10 Previous 2006/07 $.400 $6.65 $4.25 $3.40 Previous 2007/08 $.480 $7.45 $4.85 $2.90 2007/08 Forecast $.476 $6.55 $4.27 $3.00 2006/07 Forecast Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) Deere & Company Estimates as of 15 August 2007 (Previous Estimates as of 16 May 2007) 31

Industry Outlook – Agricultural Equipment Retail Sales U.S. and Canada: Up ~ 5% for the fiscal year (unchanged) Strength in large tractors Flat combine sales South America: Up ~ 30% Higher commodity prices benefit farm incomes in the region Brazilian market continues to show signs of recovery Proposed resolution of issues concerning government-backed FINAME financing of farm machinery Previous outlook up ~ 20% Deere & Company Outlook as of 15 August 2007 (Previous Outlook as of 16 May 2007) 32

Brazil Agricultural Financing Proposed government-backed financing plan 15% discount For 2007 payment brought current or for rescheduling 2007 payment with 30% down payment Applicable to main crops (e.g., soybeans, corn, cotton, rice, and wheat) No discount available with less than 30% payment of 2007 obligation No new FINAME financing available without bringing 2007 current, or, if rescheduled, no new funding available until 2008 FINAME repayments are made Congressional approval needed 33

Industry Outlook – Agricultural Equipment Retail Sales Western Europe: Up ~ 2% Strength in overall farm economic fundamentals Considerable weather variation affecting numerous market areas Previous outlook flat to up 2% Eastern Europe and the Commonwealth of Independent States countries, including Russia: Higher (unchanged) Australia: Down 20 - 25% Serious drought abating Previous outlook down ~ 20% Deere & Company Outlook as of 15 August 2007 (Previous Outlook as of 16 May 2007) 34

Deere & Company Outlook - Worldwide Agricultural Equipment Fiscal Year 2007 Forecast Net sales projected to be up ~ 16% Currency translation ~ +3 points Previous forecast up ~ 13% Production tonnage projected up ~ 14% Previous forecast up ~ 11% Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) 35

Third Quarter Overview – Worldwide Commercial & Consumer Equipment +63% $78 $127 Operating Profit* +2% Production Tonnage +15% $1,171 $1,346 Net Sales Change Q3 2006 Q3 2007 (in millions of dollars) * Operating Profit impacted by improved price realization New product introductions well received Residential zero-turn radius mowers, utility vehicles and compact tractors 36

Deere & Company Outlook – Worldwide Commercial & Consumer Equipment

- LESCO, Inc.
  - Acquisition closed on 07 May 2007
  - Income statement impact
    - Net Sales ~ $350 million
      - Q3: ~$125 million
      - Q4F: ~$225 million
    - Small profit forecast for year
    - SA&G forecast ~ $100 million

Deere & Company Forecast as of 15 August 2007

15 August 2007

37

JOHN DEERE

Deere & Company Outlook – Worldwide Commercial & Consumer Equipment Fiscal Year 2007 Forecast Net sales projected to be up ~ 11% (unchanged) LESCO adds ~ $350 million New products Production tonnage projected down ~ 1% Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) 38

Third Quarter Overview – Worldwide Construction & Forestry -41% $256 $150 Operating Profit* -14% Production Tonnage -20% $1,607 $1,284 Net Sales Change Q3 2006 Q3 2007 (in millions of dollars) * Operating Profit impacted by: Lower sales and production volumes Higher raw material costs Partially offset by positive price realization 39

Deere & Company Outlook – Worldwide Construction & Forestry Fiscal Year 2007 Forecast Net sales projected to be down ~ 12% U.S. housing starts at 1.4 million Non-residential spending up 8% Sales to independent rental channel down significantly Forestry down in U.S. but higher in Europe and other areas Previous forecast down ~ 11% Production tonnage projected down ~ 17% Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) 40

Credit Third Quarter 2007 Net income of ~ $91 million up 3% vs. Q3 2006 Growth in credit portfolio Fiscal Year 2007 Forecast Net income ~ $355 million (unchanged) Growth in credit portfolio Increased SA&G expenses in support of growth initiatives Higher provision for credit losses Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) 41

Loss History - Credit Low losses driven by strong obligor cash flows, low repossession rates and strong used equipment market * 2007 is an annualized year-to-date July 2007 rate 42 Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 *

Credit Dividends to Equipment Operations YTD 2007 dividends ~ $448 million higher vs. YTD 2006 Impacts Equipment Operations Cash Flows from Operating Activities Includes $230 million special dividend in Q2 2007 Result of increased leverage of U.S. retail portfolios approved by rating agencies 43

29 consecutive quarters of year-over-year receivables and inventory reduction relative to sales Consolidated Trade Receivables & Inventory 20% 25% 30% 35% 40% 45% 50% 55% 60% '00 Q3 Q4 '01 Q1 Q2 Q3 Q4 '02 Q1 Q2 Q3 Q4 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Q3 Inventory & Receivables to Sales Prior Year Current Year 44

Consolidated Trade Receivables & Inventory Change at 31 July: 2007 vs. 2006 - 37 Total, as reported* Total, constant exchange* C&F CCE* AG (in millions of dollars) 234 241 88 116 Q3 Actual * Includes ~ $170 million related to LESCO inventory and receivables. 45

Consolidated Trade Receivables & Inventory Forecasted change at 31 October: 2007 vs. 2006 150 250 Total, as reported* 80 Total, constant exchange* C&F CCE* AG (in millions of dollars) 125 225 100 100 175 375 2007 Prior Forecast 2007 Forecast Deere & Company Forecast as of 15 August 2007 (Previous Forecast as of 16 May 2007) * Includes ~ $150 million related to LESCO inventory and receivables. 46

July Retail Sales – U.S. and Canada a single digit double digits Flat a single digit Deere** 4% 4 WD Tractors 3% Combines 20% Flat Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers 47

Deere Dealer Inventories – U.S. and Canada 2006 2007 13% 16% Combines 19% 22% Row-Crop Tractors As reported to the Association of Equipment Manufacturers at 31 July – in units as a % of trailing 12 months retail sales 48

July Retail Sales – Western Europe ↑ double digits ↑ double digits Deere & Company Combines Tractors Based on EU Government Reporting of Registrations 49

July Retail Sales – U.S. and Canada double digits First-in-the-Dirt double digits Settlements Construction and Forestry Flat Commercial and Consumer Equipment Deere & Company 50

Raw Material and Freight Equipment Operations Third Quarter 2007 Up ~ $75 million vs. Q3 2006 Fiscal Year 2007 Forecast Up ~ $200 million (unchanged) By Division Agricultural Equipment: ~ $80 million Commercial & Consumer Equipment: ~ $20 million Construction & Forestry: ~ $100 million Deere & Company Forecast as of 15 August 2007 51

Research & Development Expense Equipment Operations Third Quarter 2007 Up ~ 16% vs. Q3 2006 Fiscal Year 2007 Forecast Up ~ 12% Deere & Company Forecast as of 15 August 2007 52

Selling, Administrative & General Expenses Equipment Operations Third Quarter 2007 Up ~ 9% vs. Q3 2006 Entirely related to global growth initiatives and currency translation Fiscal Year 2007 Forecast anticipates up ~ 14% vs. FY2006 Includes ~ 10 points related to global growth initiatives (including LESCO) and currency translation Deere & Company Forecast as of 15 August 2007 53

Tax Rate Equipment Operations Third Quarter 2007 Effective tax rate of 34% Fiscal Year 2007 Forecast Assumes a tax rate of ~ 33% (unchanged) Deere & Company Forecast as of 15 August 2007 54

Shares Outstanding Third Quarter 2007 55 Period ending shares outstanding: 221.9 million Average diluted shares outstanding for the quarter: 226.8 million May 30, 2007: Board authorized new repurchase program for 20 million shares

Share Repurchase as Part of Publicly Announced Plans $0.1 $0.2 $0.3 1.2 2.3 3.5 Q1 2004 auth. 2005 auth. Total Q1 $1.3 17.0 YTD $0.3 4.5 Q4 $0.4 4.9 Q3 $0.3 4.1 Q2 Total $ Amount (in billions) Shares Repurchased(in millions) FY2006 $0.2 2.1 Q1 $1.1 10.0 YTD Q4 $0.5 4.3 Q3 $0.4 3.6 Q2 Total $ Amount (in billions) Shares Repurchased(in millions) FY2007 26 million share authorization 30 November 2005 56

Other Information Fiscal Year 2007 Forecast Equipment Operations Capital Expenditures ~ $600 million Depreciation and Amortization $400 – 450 million Pension/OPEB Contributions ~ $525 million Financial Services Capital Expenditures – wind investment ~ $500 million Deere & Company Forecast as of 15 August 2007 57

NOTE: Due to the magnitude of the amounts for the items listed above either in the quarter or for the year, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2006. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under accounting principles generally accepted in the U.S. Additional Supplemental Data Fiscal Year 2006 $290.3 13.6 -- 276.7 (.6) $277.3 Q4 $438.9 3.2 -- 435.7 (.3) $436.0 Q3 $6.47 $1,525.0 $564.0 $231.8 Income from continuing operations, excluding special items .12 27.6 2.8 7.9 Canadian factory closing .19 44.2 44.2 -- Debt securities tender offer Other special items: 6.16 1,453.2 517.0 223.9 Income from continuing operations (1.02) (240.6) (227.6) (12.0) Income from discontinued operations (Health Care) $7.18 $1,693.8 $744.6 $235.9 Net income Diluted EPS Fiscal Year Q2 Q1 58

Deere’s fourth-quarter 2007 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 21, 2007. 59